LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln Investor Advantage®

Supplement dated January 13, 2023 to the Initial Summary Prospectus for New Investors
dated May 1, 2022

This Supplement to your initial summary prospectus outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.
The ALPS Variable Investment Trust has notified us that the name of the following fund will be changed effective January 24, 2023. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

ALPS/Red Rocks Global Opportunity Portfolio	ALPS Global Opportunity Portfolio

Please retain this Supplement for future reference.